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                                 THE MERGER FUND
                              100 SUMMIT LAKE DRIVE
                            VALHALLA, NEW YORK 10595

                         SUPPLEMENT DATED AUGUST 6, 1999
                      TO PROSPECTUS DATED JANUARY 27, 1999


Effective August 9, 1999, The Merger Fund (the "Fund") will be closed to new investors. Shareholders in the Fund as of August 6 may purchase additional shares, subject only to the terms set forth in the Fund's prospectus. Investment advisors and financial planners who hold Fund shares in omnibus accounts as of August 6 may continue to make purchases in such accounts.

The Fund reserves the right to resume sales to new investors at any time but has no present plans to do so.